EXHIBIT 32.1
                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to, and solely for the purposes of, 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002), each of the undersigned hereby certifies in the capacity and on the date indicated below that:

1. The Quarterly Report of Rafaella Apparel Group, Inc. on Form 10-Q for the period ending March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Rafaella Apparel Group, Inc.

May 15, 2007                            By:  /s/ Christa Michalaros
                                             -----------------------
                                             Christa Michalaros
                                             Chief Executive Officer
                                             and Director
                                             (Principal Executive Officer)





May 15, 2007                            By:  /s/ Chad J. Spooner
                                             -------------------
                                             Chad J. Spooner
                                             Chief Financial Officer
                                             (Principal Financial and
                                             Accounting Officer)